                                                                    EXHIBIT 99.2

                SETTLEMENT, TERMINATION AND STANDSTILL AGREEMENT

         This Settlement, Termination and Standstill Agreement (this "Agreement"), dated as of June 25, 2003, by and among (i) First Union Real Estate Equity and Mortgage Investments, an Ohio business trust ("First Union") and (ii) Gotham Partners, L.P., a New York limited partnership ("Gotham"), Gotham International Advisors, L.L.C., a Delaware limited liability company ("International Advisors"), Gotham Partners III, L.P., a New York limited partnership ("Gotham III"), and Gotham Holdings II, L.L.C., a Delaware limited liability company ("Holdings II" and together with Gotham, International Advisors and Gotham III, the "Gotham Funds" and each a "Gotham Fund"). Capitalized terms contained herein but not defined herein shall have the meaning ascribed to such terms in that certain Agreement and Plan of Merger and Contribution, dated as of February 13, 2002, as amended as of April 30, 2002, September 27, 2002 and October 24, 2002 (as so amended, the "Merger Agreement"), by and among First Union, that certain Ohio trust, declared as of October 1, 1996, by Adolph Posnick, trustee (the "FUMI Share Trust") and First Union Management, Inc., a Delaware corporation ("FUMI" and together with First Union and the FUMI Share Trust, the "FUR Merger Parties"), Gotham, Gotham Golf Partners, L.P., a Delaware limited partnership ("GGP"), Gotham Golf Corp., a Delaware corporation and wholly owned subsidiary of GGP ("GGC"), GGC Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of GGC ("Sub"), Florida Golf Properties, Inc., a Florida corporation and the sole general partner of GGP ("FGPI"), and Florida Golf Associates, L.P., a Virginia limited partnership ("FGA" and together with Gotham, GGP, GGC, Sub and FGPI, the "Gotham Merger Parties", which together with the FUR Merger Parties, are the "Merger Parties").

         WHEREAS, the FUR Merger Parties and the Gotham Merger Parties entered into the Merger Agreement; and

         WHEREAS, the consummation of the transactions contemplated by the Merger Agreement was enjoined by an order of the New York State Supreme Court for the County of New York, which injunction has remained in effect through the date hereof; and

         WHEREAS, Section 9.01(a) of the Merger Agreement provides that the Merger Agreement and the Mergers contemplated thereby may be abandoned at any time prior to the Effective Time (notwithstanding any approval of the Merger Agreement by holders of Company Common Shares) by mutual written consent of First Union and Gotham;

         WHEREAS, First Union and Gotham have determined that it is in their best interests to terminate the Merger Agreement and, in connection therewith, to provide for the settlement of certain matters with respect to the Merger Agreement; and

         WHEREAS, in connection with such termination and settlement, First Union and the Gotham Funds have determined that it is in their mutual best interests for First Union to purchase from the Gotham Funds all shares of beneficial interests of First Union owned by the Gotham Funds, being an aggregate of 5,841,233 shares as of the date hereof (the "Shares") on the terms and conditions set forth herein.

         NOW, THEREFORE, in consideration of the promises and the representations, warranties, acknowledgements and agreements set forth herein, the parties hereto agree as follows:

A.       Share Repurchase

         1. Purchase of Shares. Simultaneously with the execution of this Agreement, the Gotham Funds shall sell to First Union and First Union shall purchase from the Gotham Funds the Shares for an aggregate cash consideration of $11,098,342.70 (the "Share Payment") for same day settlement, delivery versus payment, through the Depository Trust Company. First Union shall deliver such cash consideration by wire transfer of immediately available funds to the account or accounts designated by the Gotham Funds as soon as reasonably practicable after 9:00 a.m., New York time, but in no event later than 5:00 p.m., New York time, on June 26, 2003.

         2. Representations and Warranties by the Gotham Funds. Each Gotham Fund individually and as to itself hereby represents and warrants as follows:

            (a) The Gotham Fund is the sole record and beneficial owner of, and has good and valid title to, the amount of Shares listed next to the name of such Gotham Fund on the signature pages hereof, free and clear of any and all liens, pledges, encumbrances, charges, agreements or claims of any kind whatsoever.

            (b) The Gotham Fund has the requisite corporate, partnership or limited liability company power, as the case may be, and authority to execute, deliver and perform its obligations under this Agreement and to sell, assign, transfer and deliver the Shares, and the delivery of the Shares as provided in this Agreement will convey to First Union good and marketable title to the Shares.

            (c) The execution and delivery of this Agreement, and the consummation of the transactions contemplated hereby, have been duly authorized by all necessary corporate, partnership or limited liability company action, as the case may be, of the Gotham Fund. This Agreement has been duly executed and delivered by the Gotham Fund and, assuming the due authorization, execution and delivery by the parties hereto other than the Gotham Fund, constitutes the legal valid and binding obligation of the Gotham Fund enforceable against the Gotham Fund in accordance with its terms, except insofar as enforceability may be affected by bankruptcy, insolvency or similar laws affecting creditor's rights generally and the availability of any particular equitable remedy.

            (d) The Gotham Fund warrants that the total of the number of Shares set forth next to the name of such Gotham Fund on the signature pages hereof represent all the shares of beneficial interest of First Union beneficially owned by such Gotham Fund.

         The foregoing representations and warranties shall survive the date hereof.

         3. Representations and Warranties by First Union. First Union hereby represents and warrants, on behalf of itself and, where indicated, the FUR Merger Parties, as follows:

            (a) First Union has the requisite power and authority to execute, deliver and perform its obligations under this Agreement and to consummate the transactions contemplated hereby.

            (b) The execution and delivery of this Agreement, and the consummation of the transactions contemplated hereby, have been duly authorized by all necessary action of First Union. This Agreement has been duly executed and delivered by First Union and, assuming the due authorization, execution and delivery by the parties hereto other than the FUR Merger Parties, constitutes the legal, valid and binding obligation of First Union enforceable against First Union in accordance with its terms, except insofar as enforceability may be affected by bankruptcy, insolvency or similar laws affecting creditor's rights generally and the availability of any particular equitable remedy.

            (c) The FUR Merger Parties have complied in all respects with their respective obligations under Section 7.04(c) of the Merger Agreement. The FUR Merger Parties have informed Gotham of (i) any Acquisition Proposal, (ii) any inquiry, proposal or offer relating to the acquisition or disposal of any interest in or assets of the FUR Merger Parties or any of their respective subsidiaries or any transaction that might otherwise result in a change of ownership of the FUR Merger Parties, their respective subsidiaries or any of their respective assets (including all or substantially all of the business, properties, assets or beneficial interest of First Union, but excluding the potential sale of VenTek International, Inc. or its assets), whether by merger, purchase of assets, tender offer or otherwise, whether for cash, securities or any other consideration or combination thereof or (iii) any negotiations or discussions concerning any of the foregoing, in the case of either of the foregoing clauses (i) or (ii) with any third party.

         The foregoing representations and warranties shall survive the date hereof.

         4. Gotham Funds' Acknowledgement. Subject to Section 3(c) of Article A of this Agreement, each Gotham Fund hereby acknowledges that it understands that:

            (a) It has carefully reviewed this Agreement and is represented by counsel in connection with the execution of this Agreement and the transactions contemplated hereby. It understands that there can be no assurance that the Shares will not be valued in the future at a significantly higher price than the purchase price per Share pursuant to the terms of this Agreement.

            (b) First Union may possess material non-public information regarding First Union and the Shares. It understands that such information has not been disclosed to it and agrees that First Union and its officers, trustees, agents and representatives shall have no liability to it or any of its officers, directors, trustees, agents and representatives, or affiliates with respect to the sale referred to above arising out of the nondisclosure to it or any of them of such material non-public information.

            (c) Its decision to enter into this Agreement has been made independently of any information that has been disclosed or not disclosed with respect to the financial condition, business or prospects of First Union

         The foregoing acknowledgments shall survive the date hereof.

B.       Termination of Merger Agreement

         1. Termination. Pursuant to Section 9.01 of the Merger Agreement, First Union and Gotham hereby agree that the Merger Agreement is hereby terminated effective as of the date first written above, and is of no further force and effect.

         2. Termination Payment. First Union shall pay to Gotham simultaneously with Gotham's execution hereof a termination payment in the amount of $2.4 million in immediately available funds (the "Termination Payment"). First Union shall deliver such Termination Payment by wire transfer of immediately available funds to the account or accounts designated by Gotham as soon as reasonably practicable after 9:00 a.m., New York time, but in no event later than 5:00 p.m., New York time, on June 26, 2003.

         3. Terms of Termination. Each of the Merger Parties shall bear its own expenses with respect to the Merger Agreement, the transactions contemplated thereby and this Agreement. The foregoing notwithstanding and subject to Section 5(b) of Article B of this Agreement, First Union shall indemnify and hold harmless each of the Gotham Merger Parties and the Gotham Funds and any of their respective affiliates in connection with any and all claims, causes of action, litigation, judgments, fines, application for plaintiffs' fees, expenses (including attorneys' fees incurred from and after the date hereof), penalties, liability or damages of every kind and description, whether known or unknown, incurred by such Gotham Merger Party, Gotham Fund or any of their respective affiliates in connection with a Proceeding; provided, however, that such indemnification shall not apply to any fees or expenses (including attorneys' fees) incurred by any Gotham Merger Party or Gotham Fund prior to the date hereof. The term "Proceeding" shall include any known or unknown, future, threatened, pending or completed action, suit, arbitration, alternate dispute resolution mechanism, investigation, inquiry, administrative hearing or any other actual, future, threatened, pending or completed proceeding, whether brought in the right of First Union or otherwise and whether of a civil (including intentional or unintentional tort claims), criminal, administrative or investigative nature, brought by any holder of First Union securities (including Company Common Shares, Company Preferred Shares or Company Debt) in connection with the Merger Agreement and the transactions contemplated thereby and this Agreement and the transactions contemplated hereby, and shall include, but shall not be limited to: (i) Kimeldorf v. First Union Real Estate Equity and Mortgage Investments et al. (Supreme Court of New York, County of New York) (Index No. 107176/02) (hereinafter referred to as Kimeldorf); (ii) Fink v. First Union Real Estate Equity and Mortgage Investments et al. (Supreme Court of New York, County of New York) (Index No. 03600265); (iii) K-A & Company, Ltd. v. First Union Real Estate Equity and Mortgage Investments et al. (United States District Court, Northern District of Ohio, Eastern Division) (Case No. 1:03 CV
0460); and (iv) and any action or appeal related to the actions set forth in
(i), (ii) or (iii). For purposes of clarity, the term "Proceedings" shall not include proceedings, claims or disputes between or among the Gotham Merger Parties, the Gotham Funds or any of their affiliates.

         4. Releases. The following provisions shall become effective and binding if and when, and only if and when, Gotham receives the Share Payment as provided in Section 1 of Article A and the Termination Payment as provided in
Section 2 of Article B:

            (a) FUR Merger Parties. Subject to the other terms of this Agreement, First Union, for and in consideration of the transactions and mutual obligations contemplated hereby, (i) does hereby for itself and its successors and assigns, release and discharge each of the Gotham Merger Parties and their respective affiliates of and from any and all claims, causes of action, liability or damages of every kind and description, whether known or unknown, which First Union ever had, now has or hereafter can, shall or may have with respect to the Merger Agreement and the transactions contemplated thereunder; and (ii) shall indemnify and hold harmless the Gotham Merger Parties and their respective affiliates of and from any and all claims, causes of action, liability or damages of every kind and description, whether known or unknown, which any First Union Merger Party brings or hereafter shall bring against any Gotham Merger Party with respect to the Merger Agreement and the transactions contemplated thereunder.

            (b) Gotham Merger Parties. Subject to the other terms of this Agreement, Gotham, for and in consideration of the transactions and mutual obligations contemplated hereby, (i) does hereby for itself and its successors and assigns, release and discharge each of Southwest Shopping Centers Co. II, L.L.C., the putative issuer of the Notes to be issued in connection with the Merger Agreement ("Southwest"), the FUR Merger Parties and their respective affiliates of and from any and all claims, causes of action, liability or damages of every kind and description, whether known or unknown, which Gotham ever had, now has or hereafter can, shall or may have with respect to the Merger Agreement and the transactions contemplated thereunder; and (ii) shall indemnify and hold harmless the FUR Merger Parties and their respective affiliates of and from any and all claims, causes of action, liability or damages of every kind and description, whether known or unknown, which any Gotham Merger Party brings or hereafter shall bring against any FUR Merger Party with respect to the Merger Agreement and the transactions contemplated thereunder.

         5. Litigation Cooperation.

            (a) First Union, Gotham and certain affiliated parties have been named and may hereafter be named as defendants in Proceedings. The parties hereto hereby covenant and agree to use their reasonable best efforts to cooperate with each other to cause to be dismissed or terminated any Proceeding. The foregoing notwithstanding, (i) no party shall be obligated hereby to pay any monetary amount, provide any consideration or otherwise make any admission in connection with any settlement and (ii) no party to any Proceeding shall enter into any settlement of any Proceeding without the prior written consent (not to be unreasonably withheld) of the other parties to such Proceeding. Furthermore, each party hereto agrees that it will not, without prior written consent of the other parties hereto, settle any pending or threatened Proceeding or related claim unless such settlement includes a provision unconditionally releasing each party hereto (and its affiliates) from, and holding all such persons harmless against, all liability in respect of any and all claims, of every kind and description, whether known or unknown, related to or arising out of the Merger Agreement, the transactions contemplated thereby or hereby. In connection with any Proceeding, from and after the date hereof First Union shall direct the defense of any Proceedings on behalf of the Merger Parties, subject to Gotham's approval which shall not be unreasonably withheld; provided, however, that Gotham shall be entitled to (i) the continued participation of its counsel at First Union's expense, acting in a consultative role and (ii) elect to assume the defense of any Proceeding (in its sole discretion) on behalf of itself or the Gotham Merger Parties. In the event that Gotham so elects to assume the defense of any Proceeding, the Gotham Funds and the Gotham Merger Parties, as the case may be, shall bear the fees and expenses of any counsel retained by them.

            (b) First Union hereby acknowledges its obligations in accordance with the provisions of its Amended and Restated Declaration of Trust ("Declaration") to indemnify and hold harmless each of its current and former Trustees in connection with any Proceeding. In that connection, the Board of Trustees, as permitted by the Declaration, has duly authorized the reimbursement or advancement of expenses with respect to the Kimeldorf complaint and related litigation, subject to receipt of an undertaking executed and delivered to the Trust by the indemnified party with respect to any such reimbursement or advancement. Accordingly, First Union acknowledges the receipt of the requisite undertakings by its current and applicable former Trustees and further acknowledges its obligation and agrees to promptly seek on behalf of and otherwise pay any reimbursement or advancement of expenses available or otherwise owing to such Trustees in connection with such litigation (including seeking reimbursement and advancement from any third party insurance).

         6. Certain Expenses. First Union represents that it has made partial payments to certain service providers with respect to the Merger Agreement and the transactions contemplated thereunder, including the financial printer and the law firm that prepared materials related to the Notes, and received releases from those entities from any further liability with respect thereto. Gotham agrees that any further amounts sought by those two entities with respect to services performed in connection with the Merger Agreement and the transactions contemplated thereunder are not the responsibility of any FUR Merger Party or Southwest.

         7. Representations and Warranties by Gotham. Gotham hereby represents and warrants that the Executive Committee of GGP has authorized GGP to assign, transfer and convey to Gotham all of GGP's right, title and interest in and to any claims against First Union, which claims arise in connection with the Merger Agreement.

         8. Additional Covenant of Gotham. Gotham agrees that, after the date hereof, Gotham shall use its reasonable best efforts to cause the Gotham Merger Parties (other than Gotham) to execute an agreement containing the same agreements and covenants to which Gotham agreed pursuant to Section 4 of this Article B.

         9. Additional Covenant of First Union. First Union agrees that, after the date hereof, First Union shall use its reasonable best efforts to cause the First Union Merger Parties (other than First Union) to execute an agreement containing the same agreements and covenants to which First Union agreed pursuant to Section 4 of this Article B.

         10. Public Statements.

            (a) Neither the Merger Parties, the Gotham Funds nor any of their respective affiliates shall directly or indirectly make or issue or cause to be made or issued any disclosure, announcement or statement (including without limitation the filing of any document or report with any governmental agency or any disclosure to any journalist, member of the media or securities analyst) concerning the other party or any of its respective past, present or future affiliates, which disparages such other party or any of its past, present or future affiliates (recognizing that the parties shall be free to comment in good faith regarding the business of First Union, provided that any such comment shall not otherwise violate the terms of this Agreement).

            (b) Subject to the requirements of applicable federal securities laws, First Union agrees to provide Gotham with an opportunity to review and comment on any press release, public filing, or letter to First Union's shareholders containing statements about the Gotham Merger Parties, the Gotham Funds and their respective affiliates, prior to its public release. Subject to the requirements of applicable federal securities laws, Gotham agrees to provide to First Union an opportunity to review and comment on any press release or public filing containing statements about First Union or its affiliates, prior to its public release. Promptly after the execution of this Agreement the parties hereto shall issue a press release in the form previously agreed to in writing by the parties hereto.

C.       Standstill

         Each Gotham Fund hereby agrees that, for a period of five years from the date of this Agreement, no Gotham Fund nor any controlled or controlling affiliate of any Gotham Fund will propose or publicly announce or otherwise disclose an intent to propose, or enter into or agree to enter into, singly or with any other person or directly or indirectly, (a) any form of business combination, acquisition or other transaction involving First Union or any majority-owned affiliate thereof, (b) any form of restructuring, recapitalization or similar transaction with respect to First Union or any such affiliate, or (c) any demand, request or proposal to amend, waive or terminate any provision of this Agreement. Furthermore, during such period, no Gotham Fund or controlled affiliate of any Gotham Fund shall (i) acquire or offer, propose or agree to acquire, by purchase or otherwise, any shares of beneficial interest of First Union, (ii) make, or in any way participate in, any solicitation of proxies with respect to any shares of beneficial interest of First Union, become a participant in any election contest with respect to First Union, seek to influence any person with respect to the voting of any shares of beneficial interest of First Union or demand a copy of the list of shareholders of First Union or other of its books and records or any books and records of any subsidiary of First Union, (iii) participate in the formation of or encourage the formation of any partnership, syndicate or other group which, to the knowledge of the Gotham Fund, owns or seeks or offers to acquire beneficial ownership of any shares of beneficial interest of First Union or which seeks to affect control of First Union or for the purpose of circumventing any provision of this Agreement, (iv) otherwise act, alone or in concert with others (including by providing financing for any other person), to seek or to offer to control of influence in any manner, the management, Board of Trustees or policies of First Union, or (v) make an offer of employment or employ any current officer or employee of First Union.

D. Voting Agreement. Reference is made to that certain Voting Agreement dated as of February 13, 2002, by and among the shareholders listed on the signature page thereof, First Union and Gotham (the "Voting Agreement"). As provided in Section 10 of the Voting Agreement, the provisions of the Voting Agreement shall terminate upon the termination of the Merger Agreement, as contemplated and effectuated by this Agreement.

E.       Other

         1. Interpretation. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. In this Agreement, unless a contrary intention appears, the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular Article, Section or other subdivision. No provision of this Agreement shall be interpreted or construed against any party hereto solely because such party or its legal representative drafted such provision. Whenever the words "include," "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation." The term "affiliate" of any person or entity shall mean any director, trustee, officer, partner, representative, agent, attorney, employee, control person, member, manager, executive, employees, successor and assign.

         2. Miscellaneous. This Agreement (including the documents and instruments referred to herein, therein or attached as Exhibits or Schedules hereto or thereto) shall not be assigned by operation of law, succession in interest or otherwise, except as provided herein. The parties hereto shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in the Court of Chancery or other Courts of the State of Delaware, this being in addition to any other remedy to which they are entitled at law or in equity. In addition, each of the parties hereto (a) consents to submit itself to the personal jurisdiction of the Court of Chancery or other Courts of the State of Delaware in the event any dispute arises out of this Agreement or the transactions contemplated by this Agreement, (b) agrees that it shall not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court, (c) agrees that it shall not bring any action relating to this Agreement or the transactions contemplated by this Agreement in any court other than the Court of Chancery or other Courts of the State of Delaware, and each of the parties irrevocably waives the right to trial by jury,
(d) agrees to waive any bonding requirement under any applicable law, in the case any other party seeks to enforce the terms by way of equitable relief and
(e) each of the parties irrevocably consents to service of process by first class certified mail, return receipt requested, postage prepaid, to the address at which such party is to receive notice. THIS AGREEMENT SHALL BE GOVERNED IN ALL RESPECTS, INCLUDING VALIDITY, INTERPRETATION AND EFFECT, BY THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED AND TO BE PERFORMED WHOLLY WITHIN SUCH STATE WITHOUT GIVING EFFECT TO THE CHOICE OF LAW PRINCIPLES OF SUCH STATE.

         3. Counterparts. This Agreement may be executed in two or more counterparts, and by facsimile, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.

         4. Agreements; Extensions.

            (a) This Agreement may be amended by the parties hereto, by action taken or authorized by their respective Boards of Trustees, Boards of Directors or similar authoritative body. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties hereto.

            (b) The parties hereto, by action taken or authorized by their respective Boards of Trustees, Boards of Directors or similar authoritative body, may, to the extent legally allowed, (i) extend the time for the performance of any of the obligations or other acts of the other parties hereto,
(ii) waive any inaccuracies in the representations and warranties contained herein or in any document delivered pursuant hereto and (iii) waive compliance with any of the agreements or conditions contained herein. Any agreement on the part of a party hereto to any such extension or waiver shall be valid only if set forth in a written instrument signed on behalf of such party. The failure or delay of any party to this Agreement to assert any of its rights under this Agreement or otherwise shall not constitute a waiver of those rights.

         5. Entire Agreement. This Agreement constitutes the entire agreement among the parties with respect to the subject matter hereof and supersedes all prior agreements, understandings and negotiations, both written and oral, between the parties with respect to the subject matter of this Agreement. No representation, inducement, promise, understanding, condition or warranty not set forth herein has been made or relied upon by any party hereto. Other than as explicitly provided in the Agreement, no provision hereof is intended to confer upon any person other than the parties hereto any rights or remedies hereunder.

         6. Severability. If any term or other provision of this Agreement is invalid, illegal or unenforceable, all other provisions of this Agreement shall remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party.

         7. No Personal Liability. Notwithstanding anything contained herein to the contrary, this Agreement is made and executed on behalf of the Merger Parties and the Gotham Funds, which include various business trusts, limited partnerships, limited liability companies and corporations by its officer(s) or other authorized signatories, and none of the Trustees, directors, general partners, members or manger or any additional or successor of the same hereafter appointed, or any beneficiary, officer, employee or agent of the Merger Parties or the Gotham Funds shall, except as otherwise may be required by law, have any liability in such person's personal or individual capacity, but instead all parties shall look solely to the assets of the Merger Parties or the Gotham Funds, as applicable and in accordance with the other terms of this Agreement, for satisfaction of claims of any nature arising under or in connection with this Agreement.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                          FIRST UNION REAL ESTATE EQUITY
                          AND MORTGAGE INVESTMENTS


                          By:  /s/ Neil H. Koenig
                               --------------------------------------
                               Name:  Neil H. Koenig
                               Title: Interim Chief Financial Officer, Trustee


                          GOTHAM PARTNERS, L.P.

                                   By:  Section H Partners, L.P., its
                                        general partner

                                   By:  Karenina Corporation, a general
                                        partner of Section H  Partners, L.P.

                          By:/s/ William A. Ackman
                             ----------------------------------------
                               Name:  William A. Ackman
                               Title:    President

                               Shares owned:  2,873,158


                          GOTHAM INTERNATIONAL ADVISORS, L.L.C.


                          By:  /s/ William A. Ackman
                               --------------------------------------
                               Name:   William A. Ackman
                               Title:     Senior Managing Member

                               Shares owned:  2,431,664

                          GOTHAM PARTNERS III, L.P.


                          By:      Section H Partners, L.P., its
                                   general partner

                          By:      Karenina Corporation, a general
                                   partner of Section H  Partners, L.P.


                          By:  /s/ William A. Ackman
                               ---------------------------------------------
                               Name:   William A. Ackman
                               Title:     President

                               Shares owned:  58,448


                          GOTHAM HOLDINGS II, L.L.C.


                                   By:   Gotham Holdings Management, LLC, the
                                         Manager


                          By:  /s/ William A. Ackman
                               ---------------------------------------------
                               Name:   William A. Ackman
                               Title:     Senior Managing Member

                               Shares owned:  477,963